Exhibit 10.1

NEXTERA ENERGY PARTNERS, LP

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

August 4, 2017

TABLE OF CONTENTS

Section        Title                                     Page

Section 1.    Definitions……………………………………………………………………..…1
Section 2.    Demand Registrations…………………………………………………………....4
Section 3.    Piggyback Registrations……………………………………………………….…9
Section 4.    Lock-Up Agreements……………………………………………………………11
Section 5.    Registration Procedures…………………………………………………………11
Section 6.    Registration Expenses…………………………………………………………...16
Section 7.    Indemnification and Contribution…………………………………………...…..16
Section 8.    Underwritten Offerings………………………………………………………….19
Section 9.    Additional Parties; Joinder………………………………………………………19
Section 10.    Current Public Information……………………………………………………...20
Section 11.    Subsidiary Public Offering………………………………………………………20
Section 12.    Transfer of Registrable Securities……………………………………………….20
Section 13.    General Provisions……………………………………………………………….21

i

NEXTERA ENERGY PARTNERS, LP

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of August 4, 2017, by and between NextEra Energy Partners, LP, a Delaware limited partnership (the "Partnership"), and NextEra Energy, Inc., a Florida corporation, ("NextEra"). Except as otherwise specified herein, all capitalized terms in this Agreement are defined in Section I.

WHEREAS, NextEra (together with its Affiliates (as defined below)) has acquired and may from time to time acquire in the future, including under the Exchange Agreement (as defined below), or in open market purchases, the Partnership's common units representing limited partner interests (the "Common Units"); and

WHEREAS, to induce NextEra and its Affiliates to hold Common Units, the Partnership has agreed to grant NextEra rights to the registration of the Registrable Securities (as defined below) held by NextEra and its Affiliates according to the terms and conditions in the Registration Rights Agreement, dated as of July I, 2014 (the "Original Agreement"); and

WHEREAS, NextEra and the Partnership desire to amend and restate the Original
Agreement in order to reflect changes to the Partnership's governance structure;

NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which the parties to this Agreement hereby acknowledge, these patties agree that the Original Agreement is, as of and at the date first written above, amended and restated in its entirety to read as follows:

Section 1.    Definitions.

The following terms shall have the meanings below:

"Affiliate" of any Person means any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person; provided that the Partnership and its Subsidiaries shall not be deemed to be Affiliates of any Holder (as defined below). As used in this definition, "control" (including, with its correlative meanings, "controlling," "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

"Agreement" has the meaning in the preamble.

"Automatic Shelf Registration Statement" has the meaning in Section 2(a).

"Business Day" means every day except a Saturday or Sunday, or a legal holiday in the City of New York on which banking institutions are authorized or required by law, regulation or executive order to close.

"Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of, the issuing Person, including in each case any and all warrants, rights (including conversion and exchange rights) and options to purchase any of the foregoing.

"Common Units" has the meaning in the recitals.

"Demand Registrations" has the meaning in Section 2(a).

"End of Suspension Notice" has the meaning in Section 2(f)(ii).

"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

"Exchange Agreement" means the agreement, dated as of July 1, 2014, by and among the Partnership, NEE Operating LP and NEE Equity, under which NEE Equity can tender common units of NEE Operating LP for redemption or in exchange for Common Units after the expiration of the Purchase Price Adjustment Period;

"FINRA" means the Financial Industry Regulatory Authority.

"Free Writing Prospectus" means a free- writing prospectus, as defined in Rule 405.

"Holder" means a holder of Registrable Securities. "Indemnified Parties" has the meaning in Section 7(a). "Joinder" has the meaning in Section 9.
"Long-Form Registrations" has the meaning in Section 2(a).

"NEE Equity" means NextEra Energy Equity Partners, LP, a Delaware limited partnership.

"NEE Operating LP" means NextEra Energy Operating Partners, LP, a
Delaware limited partnership and a direct subsidiary of the Partnership.

"NextEra" has the meaning in the preamble.

"Original Agreement" has the meaning in the recitals. "Partnership" has the meaning in the preamble.
"Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

"Piggyback Registration" has the meaning in Section 3(a).

"Public Offering" means any sale or distribution by the Partnership and/or Holders to the public of Common Units under an offering registered under the Securities Act, other than the initial public offering of the Partnership.

"Purchase Price Adjustment Period" has the meaning given such term in the
Purchase Agreement, dated as of July 1, 2014, by and among NEE Equity and the Partnership.

"Registrable Securities" means (i) any Common Units acquired or that may be acquired by NextEra or its Affiliates in accordance with the Exchange Agreement, (ii) any Capital Stock of the Partnership or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization; and (iii) any other Common Units held by NextEra or its Affiliates from time to time. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been (a) sold or distributed in a Public Offering, (b) sold in compliance with Rule 144, or (c) repurchased by the Partnership or a Subsidiary of the Partnership, including in accordance with the Exchange Agreement. For purposes of this Agreement, a Person shall be deemed to be a Holder, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a Holder hereunder; provided that a Holder may only request that Registrable Securities in the form of Capital Stock of the Partnership registered or to be registered as a class under Section 12 of the Exchange Act be registered under this Agreement.

"Registration Expenses" has the meaning in Section 6(a).

"Rule 144," "Rule 158," "Rule 405" and "Rule 415" mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same shall be amended from time to time, or any successor rule then in force.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

"Shelf Offering" has the meaning in Section 2(d)(ii).

"Shelf Offering Notice" has the meaning in Section 2(d)(ii). "Shelf Offering Request" has the meaning in Section 2(d)(ii). "Shelf Registrable Securities" has the meaning in Section 2(d)(ii). "Shelf Registration" has the meaning in Section 2(a).
"Shelf Registration Statement" has the meaning in Section 2(d)(i).

"Short-Form Registrations" has the meaning in Section 2(a).

"Subsidiary" means, with respect to the Partnership, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Partnership or one or more of the other Subsidiaries of the Partnership or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Partnership or one or more Subsidiaries of the Partnership or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

"Suspension Event" has the meaning in Section 2(f)(ii). "Suspension Notice" has the meaning in Section 2(f)(ii). "Suspension Period" has the meaning in Section 2(f)(i). "Underwritten Takedown" has the meaning in Section 2(d)(ii). "Violation" has the meaning in Section 7(a).
"WKSI" means a "well-known seasoned issuer" as defined under Rule 405 under the Securities Act.

Section 2.     Demand Registrations.

(a)    Requests for Registration. Subject to the terms and conditions of this Agreement, the holders of at least a majority of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on

Form S-1 or any similar long-form registration ("Long-Form Registrations"), and the holders of at least a majority of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any similar short-form registration ("Short-Form Registrations"), if available; provided, however, that the Partnership shall not be required to effect the registration of Registrable Securities pursuant to this Section 2 unless the Registrable Securities are offered at an aggregate proposed offering price of not less than $1 million at the time of the request. All registrations requested under this Section 2(a) are referred to herein as "Demand Registrations." The holders of a majority of the Registrable Securities making a Demand Registration may request that the registration be made under Rule 415 under the Securities Act (a "Shelf Registration") and, if the Partnership is a WKSI at the time any request for a Demand Registration is submitted to the Partnership, that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an "Automatic Shelf Registration Statement"). Within ten days after the filing of the registration statement relating to the Demand Registration, the Partnership shall give written notice of the Demand Registration to all other Holders and, subject to the terms of Section 2(e), shall include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Partnership has received written requests for inclusion therein within 15 days after the receipt of the Partnership's notice; provided that, with the consent of the holders of at least a majority of the Registrable Securities requesting such registration, the Partnership may provide notice of the Demand Registration to all other Holders within three Business Days following the non-confidential filing of the registration statement with respect to the Demand Registration so long as such registration statement is not an Automatic Shelf Registration Statement. Each Holder agrees that such Holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of the Partnership until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

(b)     Long-Form Registrations. The Holders shall be entitled to an unlimited number of Long-Form Registrations, in which the Partnership shall pay all Registration Expenses, whether or not any such registration is consummated. All Long Form Registrations shall be underwritten registrations.

(c)     Short-Form Registrations. In addition to the Long-
Form Registrations provided pursuant to Section2(b), the holders of a majority of the Registrable Securities shall be entitled to an unlimited number of Short-Form Registrations, in which the Partnership shall pay all Registration Expenses. Demand Registrations shall be Short Form Registrations whenever the Partnership is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration. The
Partnership shall use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d)     Shelf Registrations.

(i) Subject to the availability of required financial information, as promptly as practicable after the Partnership receives written notice of a request for a Shelf Registration, the Partnership shall file with the SEC a registration statement under the Securities Act for the Shelf Registration (a "Shelf Registration Statement"). The Partnership shall use its best efforts to cause any Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable after filing, and once effective, the Partnership shall cause such Shelf Registration Statement to remain continuously effective for such time period as is specified in such request, but for no time period longer than the period ending on the earliest of (A) the third anniversary of the date of filing of such Shelf Registration, (B) the date on which all Registrable Securities covered by such Shelf Registration have been sold under the Shelf Registration, and (C) the date as of which there are no longer any Registrable Securities covered by such Shelf Registration in existence. Without limiting the generality of the foregoing, the Partnership shall use its reasonable best efforts to prepare a Shelf Registration Statement with respect to all of the Registrable Securities held by or issuable to NextEra or its Affiliates in accordance with the terms of the Exchange Agreement (or such other number of Registrable Securities specified in writing by NextEra) to enable such Shelf Registration Statement to be filed with the SEC as soon as practicable after the expiration of the Purchase Price Adjustment Period.

(ii) In the event that a Shelf Registration Statement is effective, the holders of a majority of the Registrable Securities covered by such Shelf Registration Statement shall have the right at any time or from time to time to elect to sell in an offering (including an underwritten offering (an "Underwritten Takedown")) Registrable Securities available for sale under such registration statement ("Shelf Registrable Securities"), so long as the Shelf Registration Statement remains in effect, and the Partnership shall pay all Registration Expenses in connection therewith. The holders of a majority of the Registrable Securities covered by such Shelf Registration Statement shall make such election by delivering to the Partnership a written request (a "Shelf Offering Request") for such offering specifying the number of Shelf Registrable Securities that the holders desire to sell in such offering (the "Shelf Offering"). As promptly as practicable, but no later than two Business Days after receipt of a Shelf
Offering Request, the Partnership shall give written notice (the "Shelf Offering
Notice") of such Shelf Offering Request to all other holders of Shelf Registrable Securities. The Partnership, subject to Sections 2(e) and Jl. hereof, shall include in such Shelf Offering the Shelf Registrable Securities of any other holder of Shelf Registrable Securities that shall have made a written request to the Partnership for inclusion in such Shelf Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within seven days after the receipt of the Shelf Offering Notice. The Partnership shall, as expeditiously as possible (and in any event within 20 days after the receipt of a Shelf Offering Request, unless a longer period is agreed to by the holders of a majority of the Registrable Securities that made the Shelf Offering Request), use its reasonable best efforts to facilitate such Shelf Offering. Each

Holder agrees that such Holder shall treat as confidential the receipt of the Shelf Offering Notice and shall not disclose or use the information contained in such Shelf Offering Notice without the prior written consent of the Partnership until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

(iii) Notwithstanding the foregoing, if the holders of a majority of the Registrable Securities wish to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, such Holders only need to notify the Partnership of the block trade Shelf Offering two Business Days before the day such offering is to commence (unless a longer period is agreed to by the holders of a majority of the Registrable Securities wishing to engage in the underwritten block trade) and the Partnership shall promptly notify other Holders and such other Holders must elect whether or not to participate by the next Business Day (i.e., one Business Day before the day such offering is to commence) (unless a longer period is agreed to by the holders of a majority of the Registrable Securities wishing to engage in the underwritten block trade) and the Partnership shall as expeditiously as possible use its best efforts to facilitate such offering (which may close as early as three Business Days after the date it commences); provided that the holders of a majority of the Registrable Securities shall use commercially reasonable efforts to work with the Partnership and the underwriters before making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade.

(iv) The Partnership shall, at the request of the holders of a majority of the Registrable Securities covered by a Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the holders of a majority of the Registrable Securities to effect such Shelf Offering.

(e)     Priority on Demand Registrations and Shelf Offerings. The Partnership shall not include in any Demand Registration or Shelf Offering any securities that are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration; provided, however, that the Partnership may include in any Demand Registration or Shelf Registration Capital Stock for sale for its own account. If a Demand Registration or a Shelf Offering is an underwritten offering and the managing underwriters advise the Partnership in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Partnership shall include in such offering before the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. Alternatively, if the number of Registrable Securities which can be included on a Shelf Registration Statement is otherwise limited by Instruction l.B.6 to Form S-3 (or any successor provision thereto), the Partnership shall include in such offering before the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which can be included on such Shelf Registration Statement in accordance with the requirements of Form S-3, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

(f)     Restrictions on Demand Registration and Shelf Offerings.

(i) The Partnership may, with the consent of the holders of a majority of the Registrable Securities, postpone, for up to 60 days from the date of the request, the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement for up to 60 days from the date of the Suspension Notice (and defined below) and therefore suspend sales of the Shelf Registrable Securities (such period, the "Suspension Period") by providing written notice to the Holders if (A) the board of directors of the Partnership determines in its reasonable good faith judgment that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Partnership or any Subsidiary to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Partnership and (B) upon consultation with counsel, the sale of Registrable Securities under the registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) the Partnership has a bona fide business purpose for preserving the confidentiality of such transaction or (y) disclosure would have a material adverse effect on the Partnership or the Partnership's ability to consummate such transaction; provided that in such event, the Holders shall be entitled to withdraw such request for a Demand Registration or underwritten Shelf Offering and the Partnership shall pay all Registration Expenses in connection with such Demand Registration or Shelf Offering. The Partnership may delay a Demand Registration hereunder only once in any twelve month period. The Partnership may extend the Suspension Period for any period of time with the consent of the holders of a majority of the Registrable Securities.

(ii) In the case of an event that causes the Partnership to suspend the use of a Shelf Registration Statement as described in paragraph (f)(i) above or under Section 5(a)(vi) (a "Suspension Event"), the Partnership shall give a notice to the Holders registered under such Shelf Registration Statement (a "Suspension Notice") to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. A Holder shall not effect any sales of the Registrable Securities under such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Partnership and before receipt of an End of Suspension Notice (as defined below). Each Holder agrees that such Holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Partnership until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement. The Holders may recommence effecting sales of the Registrable Securities under the Shelf Registration Statement (or such filings) following further written notice to such effect (an "End of Suspension Notice") from the Partnership, which End of Suspension Notice shall be given by the Partnership to the Holders and to the Holders' legal counsel, if any, promptly following the conclusion of any Suspension Event and its effect.

(iii) Notwithstanding any provision herein to the contrary, if the Partnership shall give a Suspension Notice with respect to any Shelf Registration Statement under this Section 2(f), the Partnership agrees that it shall extend the period of time during which such Shelf Registration Statement shall be maintained effective under this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that there are no longer Registrable Securities covered by such Shelf Registration Statement.

(g)     Selection of Underwriters. The holders of a majority of the Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Partnership approval, which shall not be unreasonably withheld, conditioned or delayed. If any Shelf Offering is an underwritten offering, the holders of a majority of the Registrable Securities participating in such underwritten offering shall have the right to select the investment banker(s) and manager(s) to administer the offering relating to such Shelf Offering, subject to the Partnership's approval, which shall not be unreasonably withheld, conditioned or delayed.

(h)     Other Registration Rights. Except as provided in this Agreement, the Partnership shall not grant to any Persons the right to request the Partnership or any Subsidiary to register any Capital Stock of the Partnership or any Subsidiary, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities.

Section 3.     Piggyback Registrations.

(a)     Right to Piggyback. Whenever the Partnership proposes to register any of its securities under the Securities Act (other than (i) under a Demand Registration or the registration of the Partnership’s securities in order to satisfy the Partnership's or any Subsidiary's obligation to deliver cash proceeds from the sale of such securities under the Exchange agreement, (ii) in connection with registrations on Form1 S-4 or S-8 promulgated by the SEC or any successor or similar forms or (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Partnership shall give prompt written notice (in any event within three Business Days after its receipt of notice of any exercise of demand registration rights other than under this Agreement and, subject to the terms of Sections 3(c) and (d), shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Partnership has received written requests for inclusion therein within 20 days after delivery of the Partnership notice.

(b)     Piggyback Expenses. The Registration Expenses of the Holders shall be paid by the Partnership in all Piggyback Registrations, whether or not any such registration became effective.

(c)     Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Partnership, and the managing underwriters advise the Partnership in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Partnership shall include in such registration (i) first, the securities the Partnership proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(d)     Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Partnership securities, and the managing underwriters advise the Partnership in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Partnership shall include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration and the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such securities on the basis of the number of securities owned by such Holder, and (ii) second, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(e)     Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld, conditioned or delayed.

(f)     Right to Terminate Registration. The Partnership shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Partnership in accordance with Section 6.

Section 4.     Lock-Up Agreements.

If required by the holders of a majority of the Registrable Securities, each Holder shall enter into lock-up agreements with the managing underwriters of an underwritten Public Offering in such form as agreed to by the holders of a majority of the Registrable Securities participating in such Public Offering. If required by the holders of a majority of the Registrable Securities, the Partnership shall use best efforts to cause each director and each executive officer of the Partnership and any holders of Common Units who beneficially own in excess of 1% of the total outstanding Common Units to enter into substantially similar lock-up agreements.

Section 5.     Registration Procedures.

(a)     Whenever the Holders have requested that any Registrable Securities be registered under this Agreement or have initiated a Shelf Offering, (i) such Holders shall, if applicable, cause such Registrable Securities to be exchanged into Common Units in accordance with the terms of the Exchange Agreement before or substantially concurrently with the sale of such Registrable Securities and (ii) the Partnership shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof held by a Holder requesting registration, and pursuant thereto the Partnership shall as expeditiously as possible:

(i) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the SEC a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Partnership shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(ii) notify each Holder of (A) the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Partnership or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof in such registration statement;

(iv) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Partnership shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction;

(vi) notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the SEC for the amendment or supplementing of such registration statement or prospectus or for additional information, and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 2(f), at the request of any such seller, the Partnership shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii) use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Partnership are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market markers to register as such with respect to such Registrable Securities with FINRA;

(viii) use reasonable best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a split or combination of Common Units, recapitalization or reorganization);

(x) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition under such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Partnership as shall be necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors, employees, agents, representatives and independent accountants of the Partnership and its general partner to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(xi) take all reasonable actions to ensure that any Free Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Partnership's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158;

(xiii) permit any of Registrable Securities Which Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Partnership, to participate in the preparation of such registration or comparable statement and to allow such Holder to provide language for insertion therein, in form and substance satisfactory to the Partnership, which in the reasonable judgment of such Holder and its counsel should be included;

(xiv) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Units included in such registration statement for sale in any jurisdiction use reasonable best efforts promptly to obtain the withdrawal of such order;

(xv) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvi) cooperate with the Holders covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such Holders may request;

(xvii) cooperate with each Holder covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xviii) use its reasonable best efforts to make available the executive officers of the Partnership to participate with the Holders and any underwriters in any "road shows" or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities;

(xix) in the case of any underwritten offering, use its reasonable best efforts to obtain one or more cold comfort letters from the Partnership's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request;

(xx) in the case of any underwritten offering, use its reasonable best efforts to provide a legal opinion of the Partnership’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters and the Holders of such Registrable Securities;

(xxi) if the Partnership files an Automatic Shelf Registration Statement covering any Registrable Securities, use its best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(xxii) if the Partnership does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(xxiii) if the Automatic Shelf Registration Statement has been outstanding for at least three years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Partnership is required to re-evaluate its WKSI status the Partnership determines that it is not a WKSI, use its best efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

(b)     Any officer of the Partnership or the general partner of the Partnership who is a Holder agrees that if and for so long as he or she is employed by the Partnership or any Subsidiary thereof, he or she shall participate fully in the sale process in a manner customary for persons in like positions and consistent with his or her other duties with the Partnership, including the preparation of the registration statement and the preparation and presentation of any road shows.

(c)     The Partnership may require each seller of Registrable Securities as to which any registration is being effected to furnish the Partnership such information regarding such seller and the distribution of such securities as the Partnership may from time to time reasonably request in writing.

(d)     If NextEra or any of its Affiliates seek to effectuate an in-kind distribution of all or part of their respective Registrable Securities to their respective direct or indirect equity holders, the Partnership shall, subject to any applicable lock-ups, work with the foregoing persons in good faith to facilitate such in-kind distribution in the manner reasonably requested.

Section 6.     Registration Expenses.

(a)     The Partnership’s Obligation. All expenses incident to the Partnership’s performance of or compliance with this Agreement (including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Partnership and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Partnership) (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Partnership shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of the officers and employees of its general partner performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Partnership are then listed. Each Person that sells securities under a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person's account.

(b)     Counsel Fees and Disbursements. In connection with each Demand Registration, each Piggyback Registration and each Shelf Offering that is an underwritten Public Offering, the Partnership shall reimburse the Holders included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration or participating in such Shelf Offering and disbursements of each additional counsel retained by any Holder for the purpose of rendering a legal opinion on behalf of such Holder in connection with any underwritten Demand Registration, Piggyback Registration or Shelf Offering.

Section 7.     Indemnification and Contribution.

(a)     By the Partnership. The Partnership shall indemnify and hold harmless, to the extent permitted by law, each Holder, each Holder's officers, directors, managers, employees, agents and representatives, and each Person who controls such Holder
(within the meaning of the Securities Act) (the "Indemnified Parties") against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations (each a "Violation") by the Partnership: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 7, collectively called an "application") executed by or on behalf of the Partnership or based upon written information furnished by or on behalf of the Partnership filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Partnership of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Partnership and relating to action or inaction required of the Partnership in connection with any such registration, qualification or compliance. In addition, the Partnership shall reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such losses. Notwithstanding the foregoing, the Partnership shall not be liable in any such case to the extent that any such losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Partnership by such Indemnified Party expressly for use therein or by such Indemnified Party's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Partnership has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an underwritten offering, the Partnership shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties.

(b)     By Each Security Holder. In connection with any registration statement in which a Holder is participating, each such Holder shall furnish to the Partnership in writing such information as the Partnership reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Partnership and the officers, directors, managers, employees, agents and representatives of the Partnership and its general partner, and each Person who controls the Partnership (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder; provided that the obligation to indemnify shall be individual, not joint and several, for each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities under such registration statement.

(c)    Claim Procedure. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall impair any Person's right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration if such Holders are indemnified parties, at the expense of the indemnifying party.

(d)     Contribution. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected under such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution under this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)     Release. No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(f)     Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification or contribution that any indemnified party may have under law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 8.     Underwritten Offerings.

(a)     Participation. No Person may participate in any offering hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, under any over-allotment or "green shoe" option requested by the underwriters; provided that no Holder shall be required to sell more than the number of Registrable Securities such Holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Each such Holder shall execute and deliver such other agreements as may be reasonably requested by the Partnership and the lead managing underwriters that are consistent with such Holder's obligations under Sections 4, 5, and 8(a) or that are necessary to give further effect thereto. To the extent that any such agreement is entered into under, and consistent with, Sections 4 and 8(a), the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the Holders, the Partnership and the underwriters created under this Section 8(a).

(b)     Price and Underwriting Discounts. In the case of an underwritten Demand Registration or Underwritten Takedown requested by Holders under this Agreement, the price, underwriting discount and other financial terms of the related underwriting agreement for the Registrable Securities shall be determined by the Holders of a majority of the Registrable Securities included in such underwritten offering.

(c)     Suspended Distributions. Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Partnership of the happening of any event of the kind described in Section 5(a)(vi), shall immediately discontinue the disposition of its Registrable Securities under the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by Section 5(a)(vi). In the event the Partnership has given any such notice, the applicable time period in Section 5(a)(ii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice under this Section 8(c) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(a)(vi).

Section 9.     Additional Parties; Joinder.

Subject to the prior written consent of the holders of a majority of the Registrable Securities, the Partnership may permit any Person who acquires Common Units or rights to acquire Common Units from the Partnership after the date hereof to become a party to this Agreement and to succeed to all of the rights and obligations of a Holder under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto (a "Joinder"). Upon the execution and delivery of a Joinder by such Person, the Common Units shall constitute Registrable Securities and such Person shall be a Holder under this Agreement, and the Partnership shall add such Person's name and address to the Schedule of Investors hereto and circulate such information to the parties to this Agreement.

Section 10.     Current Public Information.

At all times after the Partnership has filed a registration statement with the SEC under the requirements of either the Securities Act or the Exchange Act, the Partnership shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any Holder or Holders may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities under Rule 144. Upon request, the Partnership shall deliver to any Holder a written statement as to whether it has complied with such requirements.

Section 11.     Subsidiary Public Offering.

If, after an initial Public Offering of the Capital Stock of one of its Subsidiaries, the Partnership distributes securities of such Subsidiary to its equity holders, then the rights and obligations of the Partnership under this Agreement shall apply, mutatis mutandis, to such Subsidiary, and the Partnership shall cause such Subsidiary to comply with such Subsidiary's obligations under this Agreement.

Section 12.     Transfer of Registrable Securities.

(a)     Restrictions on Transfers. Notwithstanding anything to the contrary contained herein, except in the case of (i) a transfer to the Partnership, (ii) transfers among NextEra and any of its Affiliates, (iii) a Public Offering, (iv) a sale under Rule 144 or (v) a transfer in connection with a Sale of the Partnership, before transferring any Registrable Securities to any Person (including, without limitation, by operation of law), the transferring Holder shall cause the prospective transferee to execute and deliver to the Partnership a Joinder agreeing to be bound by the terms of this Agreement. Any transfer or attempted transfer of any Registrable Securities in violation of any provision of this Agreement shall be void, and the Partnership shall not record such transfer on its books or treat any purported transferee of such Registrable Securities as the owner thereof for any purpose.

(b)     Legend. Each certificate evidencing any Registrable Securities and each certificate issued in exchange for or upon the transfer of any Registrable Securities (unless such Registrable Securities would no longer be Registrable Securities after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS SET

FORTH IN A REGISTRATION RIGHTS AGREEMENT DATED AS OF 2014, AMONG THE ISSUER OF SUCH SECURITIES (THE "PARTNERSHIP") AND CERTAIN OF THE PARTNERSHIP'S SECURITYHOLDERS, AS AMENDED. A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE PARTNERSHIP TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Partnership shall imprint such legend on certificates evidencing Registrable Securities outstanding before the date hereof. The legend above shall be removed from the certificates evidencing any securities that have ceased to be Registrable Securities.

Section 13. General Provisions.

(a)     Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Partnership and holders of a majority of the Registrable Securities; provided that no such amendment, modification or waiver that would materially and adversely affect a Holder or group of Holders in a manner materially different than any other Holder or group of Holders (other than amendments and modifications required to implement the provisions of Section 9), shall be effective against such Holder or group of Holders without the consent of the holders of a majority of the Registrable Securities that are held by the group of Holders that is materially and adversely affected thereby. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b)     Remedies. The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c)     Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d)     Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e)     Successors and Assigns. This Agreement shall bind and inure to the benefit and be enforceable by the Partnership and its successors and assigns and the Holders and their respective successors and assigns (whether so expressed or not). In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or Holders are also for the benefit of, and enforceable by, any subsequent Holder.

(f)     Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; but if not, then on the next Business Day, (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Partnership at the address specified below and to any Holder or to any other party subject to this Agreement at such address as indicated on the Schedule of Investors hereto, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by giving prior written notice of the change to the sending party as provided herein. The Partnership’s address is:

NextEra Energy Partners, LP
700 Universe Boulevard
Juno Beach, Florida 33408
Attn: General Counsel
Facsimile: (561) 694-4999

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(g)     Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h)     Governing Law. The limited partnership law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Partnership and its common unitholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(i)     MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANYWAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

G)    CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE WILL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k)     No Recourse. Notwithstanding anything to the contrary in this Agreement, the Partnership and each Holder agrees and acknowledges that no recourse under this Agreement, or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l)    Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

(m) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(n)     Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one patty, but all such counterparts taken together shall constitute one and the same agreement.

(o)     Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p)     Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(q)     No Inconsistent Agreements. The Partnership shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

*    *    *    *    *

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NEXTERA ENERGY PARTNERS, LP

By:	NextEra Energy Partners, GP, Inc.,
general partner

By:	MARK E. HICKSON
Mark E. Hickson
Executive Vice President, Strategy and
Corporate Development

NEXTERA ENERGY, INC.

By:	MARK E. HICKSON
Mark E. Hickson
Executive Vice President, Corporate
Development, Strategy, Quality &
Integration

SCHEDULE OF INVESTORS

NextEra Energy, Inc.
700 Universe Boulevard
Juno Beach, Florida 33408
Attn: General Counsel
Facsimile: (561) 694-4999

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

JOINDER

The undersigned is executing and delivering this Joinder under the Registration Rights Agreement dated as of July I, 2014 (as the same may hereafter be amended, the "Agreement"), among NextEra Energy Partners, LP, a Delaware limited partnership (the "Partnership"), and the other persons named as parties therein.

By executing and delivering this Joinder to the Partnership, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the     day of

__________________________________________Signature of Unitholder

___________________________________________Printed Name of Unitholder

Address: ___________________________________
__________________________________________
__________________________________________

Agreed and Accepted as of

NEXTERA ENERGY PARTNERS, LP

Name: __________________________________ Title: ___________________________________

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